SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C, 20549

                               ____________________


                                    FORM 8-K/A

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported):          February 14, 1994
   ____________________________________________________________________________




                          GREYHOUND FINANCIAL CORPORATION
              (Exact name of registrant as specified in its charter)



        DELAWARE                            1-7543                   94-1278569
   ____________________________________________________________________________
   (State or Other Jurisdiction            (Commission         (I.R.S. Employer
          of Incorporation)                File Number)     Identification No.)



   DIAL CORPORATE CENTER, PHOENIX, ARIZONA                                85077
   ____________________________________________________________________________
   (Address of principal executive offices)                          (Zip Code)

   Registrant's telephone number, including area code:             602/207-6900
                                                      _________________________



   Item 2.   Other Events.


        On February 14, 1994, Greyhound Financial Corporation ("GFC"), a wholly-owned subsidiary of GFC Financial Corporation ("GFCFC"), acquired Fleet Factors Corporation, operating under the trade name Ambassador Factors ("Ambassador"), from Fleet Financial Group, Inc. ("Fleet"). The purchase price of the acquisition was $257,085,000 in cash and represented Ambassador's stockholder's equity plus a premium and repayment of the intercompany balance due from Ambassador to Fleet. GFC financed the acquisition with proceeds received from the sale of GFCFC's discontinued mortgage insurance subsidiary and cash generated from operations which was previously used to repay outstanding commercial paper. GFCFC, simultaneous with the acquisition, increased its investment in GFC by contributing $40,000,000 of intercompany loans as additional paid in capital of GFC.

   Item 7.   Financial Statements and Exhibits.

        (a)  Pro Forma Financial Information.

                  The accompanying Pro Forma Consolidated Balance Sheet of GFC, as of September 30, 1993, and Pro Forma Statements of Consolidated Income for the nine months ended September 30, 1993 and for the year ended December 31, 1992 have been prepared to reflect the historical financial position and results of continuing operations as adjusted to reflect the acquisition of Ambassador by GFC.

                  In the  opinion of  management, all adjustments  necessary to present fairly such pro forma consolidated financial statements have been made.

                  The Pro Forma Consolidated Balance Sheet has been prepared as if such acquisition occurred on September 30, 1993; the Pro Forma Statements of Consolidated Income have been prepared as if such acquisition occurred on the first day of the respective periods presented. The pro forma consolidated financial information is unaudited and is not necessarily indicative of the results that would have occurred if the acquisition had been consummated as of September 30, 1993, or at the beginning of the respective periods presented.

                  The pro forma  consolidated financial  information should  be read in conjunction with the accompanying Notes to Pro Forma Consolidated Financial Statements and the historical consolidated financial statements of GFC and Ambassador and the respective notes thereto.

        (b) Stock Purchase Agreement dated as of February 14, 1994 among GFC Financial Corporation, Greyhound Financial Corporation and Fleet Financial Group, Inc. for the purchase of Fleet Factors Corp.*

        (c) Fifth Amendment and Restatement, dated as of May 18, 1993, of Credit Agreement dated as of May 31, 1976 among Greyhound Financial Corporation, Bank of America National Trust and Savings Association, Chemical Bank and Citibank, N.A., as agents, and the financial institutions listed.*

   ______________
   *previously filed.

                          GREYHOUND FINANCIAL CORPORATION
                       PRO FORMA CONSOLIDATED BALANCE SHEET
                                SEPTEMBER 30, 1993
                              (Dollars in Thousands)


                             Historical
                       --------------------
                                      Ambas-        Pro Forma
                                      sador          Adjust-
                           GFC         (1)            ments            Pro
                                                                      Forma
                       ------------------------------------------------------
    Assets:
     Cash and cash
      equivalents      $   34,380   $  7,072        $              $   41,452

    Investment in
     financing
     transactions:
      Loans and other
       financing
       contracts        2,258,536    203,235                        2,461,771
      Leases              396,329                                     396,329
      Factored
       receivables                   133,253                          133,253
                       ----------   --------                       ----------
                        2,654,865    336,488                        2,991,353
                       ----------   --------                       ----------

    Less reserve for
     possible credit
     losses               (66,339)    (9,207)                         (75,546)
                       ----------   --------                       ----------
    Investment in
     financing
     transactions -
     net                2,588,526    327,281                        2,915,807
    Other assets and
     deferred charges      46,958      4,109   (2)    30,400           81,467
                       ----------   --------        --------       ----------
                       $2,669,864   $338,462        $ 30,400       $3,038,726
                       ==========   ========         =======       ==========

    Liabilities:
     Accounts payable
      and accrued
      expenses            $49,776   $  4,843   (2)  $  8,800       $   63,419
     Due to Factored
      clients                        111,526                          111,526
     Due to GFCFC         126,991              (4)   (40,000)          86,991
     Due to Fleet                    172,000   (3)  (172,000)
     Debt               1,932,007              (2)    76,285        2,180,292
                                               (3)   172,000
     Deferred income
      taxes               196,310     (4,592)                         191,718
                       ----------   --------        --------       ----------
                        2,305,084    283,777          45,085        2,633,946
                       ----------   --------        --------       ----------

    Redeemable
     preferred stock       25,000                                      25,000

    Stockholders'
     equity               339,780     54,685   (2)   (54,685)         379,780
                                               (4)    40,000
                       ----------   --------        --------       ----------
                       $2,669,864   $338,462        $ 30,400       $3,038,726

                          GREYHOUND FINANCIAL CORPORATION
                    PRO FORMA STATEMENTS OF CONSOLIDATED INCOME
                       NINE MONTHS ENDED SEPTEMBER 30, 1993
                              (Dollars in Thousands)

                             Historical
                        -------------------
                                     Ambas-         Pro Forma
                           GFC        sador          Adjust-
                                       (1)            ments         Pro Forma
                        ------------------------------------------------------
    Interest and
     other income       $  163,561 $   35,236      $               $   198,797
    Lease income            20,507                                      20,507
                        ---------   ---------                      -----------

    Interest earned
     from financing
     transactions          184,068     35,236                          219,304
    Interest expense        92,779      5,780 (7)        524            99,083
                        ----------  ---------       --------       -----------
    Interest margins
     earned                 91,289     29,456           (524)          120,221
    Provision for
     possible credit
     losses                  3,706      7,177                           10,883
                        ----------  ---------       --------       -----------
    Net interest
     margins earned         87,583     22,279           (524)          109,338
    Gains on sale of
     assets                  2,240                                       2,240
                        ----------  ---------       --------       -----------
                            89,823     22,279           (524)          111,578

    Selling,
     administrative
     and other
     operating
     expenses               42,044      8,125 (5)      1,853            52,772
                                              (6)        750
                        ----------  ---------       --------       -----------

    Income before
     income taxes           47,779     14,154         (3,127)           58,806
    Income taxes            22,161      6,481 (8)     (1,251)           26,572
                                              (9)       (819)
                        ----------  ---------       --------       -----------

    Income from
     continuing
     operations         $   25,618  $   7,673       $ (1,057)      $    32,234
                        ==========  =========       ========       ===========

                          GREYHOUND FINANCIAL CORPORATION
                    PRO FORMA STATEMENTS OF CONSOLIDATED INCOME
                           YEAR ENDED DECEMBER 31, 1992
                              (Dollars in Thousands)


                             Historical
                        --------------------
                                     Ambas-         Pro Forma
                                      sador          Adjust-
                           GFC         (1)            ments         Pro Forma
                        ------------------------------------------------------
    Interest and
     other income       $  210,873 $   37,477      $               $   248,350
    Lease income            29,933                                      29,933
                        ----------  ---------                      -----------
    Interest earned
     from financing
     transactions          240,806     37,477                          278,283
    Interest expense       136,107      7,363 (7)      1,043           144,513
                        ----------  ---------      ---------       -----------
    Interest margins
     earned                104,699     30,114         (1,043)          133,770
    Provision for
     possible credit
     losses                  6,740     11,445                           18,185
                        ----------  ---------      ---------       -----------
    Net interest
     margins earned         97,959     18,669         (1,043)          115,585
    Gains on sale of
     assets                  3,362                                       3,362
                        ----------  ---------      ---------       -----------
                           101,321     18,669         (1,043)          118,947

    Selling,
     administrative
     and other
     operating
     expenses               50,728      7,308 (5)      2,470            61,506
                                              (6)      1,000

    Income before
     income taxes           50,593     11,361         (4,513)           57,441
    Income taxes            13,843      5,161 (8)     (1,805)           16,585
                                              (9)       (617)

    Income from
     continuing
     operations         $   36,750  $   6,200      $  (2,091)      $    40,859
                        ==========  =========      =========       ===========


                          GREYHOUND FINANCIAL CORPORATION

               NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS



   (1) The Pro Forma Consolidated Balance Sheet, as of September 30,1993, and the Pro Forma Statement of Consolidated Income for the nine months ended September 30, 1993 include the historical balance sheet of Ambassador as of November 30, 1993 and the historical statement of income of Ambassador for the eleven months ended November 30, 1993. Net income per common and equivalent share is not presented because GFC is a wholly-owned subsidiary of GFCFC.

   (2) To record the purchase of Ambassador including the accrual of various liabilities and the resulting goodwill using the proceeds advanced to GFC upon the sale of GFCFC's discontinued mortgage insurance subsidiary and cash generated from operations which was previously used to repay commercial paper.

   (3) To record repayment of Ambassador's intercompany payable to Fleet using the proceeds advanced to GFC upon the sale of GFCFC's discontinued mortgage insurance subsidiary and cash generated from operations which was previously used to repay commercial paper.

   (4) To record the contribution by GFCFC of $40,000,000 of intercompany loans as additional paid in capital of GFC.

   (5) To record amortization of goodwill based on an amortization period of twenty years and amortization of the covenant not to compete over one year prorated for the respective period shown.

   (6) To record additional administrative expenses estimated to be $1,000,000 per year for additional employees and general overhead.

   (7) To record the amount of additional interest expense (at GFC's incremental borrowing rate of approximately 4%) as a result of the issuance of debt noted in items (2) and (3) above in excess of interest charged by Fleet on the intercompany payable, partially offset by the interest saved as a result of the $40,000,000 equity contribution made by GFCFC.

   (8) To record the income tax effect of items (5), (6) and (7) at GFC's effective incremental income tax rate of 40%.

   (9) To adjust income taxes for the lower state income tax rate applicable to GFC.



                                    SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                          GREYHOUND FINANCIAL CORPORATION

                                   (Registrant)


   Dated:  March 3, 1994      By    /s/  Bruno A. Marszowski
                                -----------------------------------------------
                                Bruno A. Marszowski, Vice President-Controller Principal Financial Officer/Authorized Officer